UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2018 (May 13, 2018)

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Snunit Street
Science Park, POB 455
Carmiel, Israel	20100
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +972-4-988-9488

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The 2018 Annual Meeting of Stockholders (the “Meeting”) of Protalix BioTherapeutics, Inc. (the “Company”) was held on May 13, 2018. At the meeting, as described in Item 5.07 below, the Company’s stockholders approved amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available under the plan from 13,841,655 shares to 23,841,655 shares, as described under Proposal 3 of the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on March 6, 2018.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Meeting, the Company’s stockholders: (1) elected the five persons recommended by the Company’s Board of Directors to serve as directors of the Company; (2) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; (3) approved amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available under the plan from 13,841,655 shares to 23,841,655 shares; (4) did not approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of shares of the Company’s common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000; and (5) ratified the selection of appointment of Kesselman & Kesselman, Certified Public Accountant (Isr.), a Member of PricewaterhouseCoopers International Limited, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Set forth below, with respect to each such proposal, are the number of votes cast for or against or withheld, as applicable, the number of abstentions and the number of broker non-votes.

(1)	Election of Directors

	For	Withheld	Broker Non-Votes
Shlomo Yanai	53,570,662	11,038,124	21,401,592
Moshe Manor	54,046,558	10,569,010	21,401,592
Amos Bar Shalev	53,579,310	11,036,258	21,401,592
Zeev Bronfeld	54,049,243	10,566,325	21,401,592
Aharon Schwartz, Ph.D.	56,247,703	8,367,865	21,401,592

(2)	Approval, on a non-binding, advisory basis, the compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
41,942,915	21,380,845	1,291,808	21,401,592

(3)	Approval of amendments to the Protalix BioTherapeutics, Inc. 2006 Stock Incentive Plan to increase the number of shares of common stock available under the plan from 13,841,655 shares to 23,841,655 shares

For	Against	Abstain	Broker Non-Votes
44,505,537	19,379,490	730,041	21,402,092

(4)	Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of shares of the Company’s common stock authorized for issuance from 250,000,000 to 350,000,000

For	Against	Abstain
67,050,592	18,292,768	693,800

(5)	Ratification of the appointment of Kesselman & Kesselman

For	Against	Abstain
77,836,248	6,013,555	2,142,357

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALIX BIOTHERAPEUTICS, INC.

Date: May 14, 2018	By:	/s/ Yossi Maimon
	Name:	Yossi Maimon
	Title:	Vice President and
Chief Financial Officer